Note 4 - Other receivables and other current assets, net: Summary of other receivables and other current assets (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Details
Due from third parties	$ 370,262	$ 452,544
Deductible value-added tax	385,494	0
Refundable deposits	30,543	16,054
Allowance for credit losses	(278,776)	(252,947)	$ (239,594)	$ (264,880)
Total other receivables and other current assets, net	$ 507,523	$ 215,651